                                       UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549

                                         FORM 8-K

                                      CURRENT REPORT
                            Pursuant to Section 13 OR 15(d) of
                            The Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported) October 27, 2004

                   CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                  (Exact name of registrant as specified in its charter)

         Delaware                    333-115435                     13-3320910

----------------------------  --------------------------   ------------------------------
      (State or other         (Commission File Number)             (IRS Employer
      jurisdiction of                                           Identification No.)
      incorporation)

 Eleven Madison Avenue, New York, NY                      10010
--------------------------------------    ---------------------------------------
   (Address of principal executive                      (Zip Code)
               office)

Registrant's telephone number, including area code  (212) 325-2000.

                                    N/A
                  (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

                         Information to be Included in the Report

Section 8 - Other Events.

ITEM 8.01.  Other Events.

Filing of Computational Materials

In  connection  with the  proposed  offering of the Credit  Suisse  First  Boston  Mortgage
Securities Corp.,  Adjustable Rate Mortgage Trust 2004-2,  Adjustable Rate  Mortgage-Backed
Pass-Through Certificates,  Series 2004-2 (the "Certificates"),  Credit Suisse First Boston
LLC, as  underwriter  (the  "Underwriter"),  has prepared the  Computational  Materials for
distribution  to  potential  investors.   Although  Credit  Suisse  First  Boston  Mortgage
Securities  Corp.  (the  "Company")  provided  the  Underwriter  with  certain  information regarding  the  characteristics  of  the  mortgage  loans  (the  "Loans")  in  the  related portfolio,  the  Company  did  not  participate  in the  preparation  of the  Computational
Materials.

For purposes of this Form 8-K  "Computational  Materials" shall mean the materials attached hereto and filed  herewith as Exhibits  99.1 and 99.2,  which  include  computer  generated tables and/or charts  displaying,  with respect to the Notes, any of the following:  yield;
average life;  duration,  expected maturity;  interest rate sensitivity;  loss sensitivity;
cash flow  characteristics;  background  information  regarding  the  Loans;  the  proposed
structure;   decrement  tables;  or  similar  information   (tabular  or  otherwise)  of  a
statistical, mathematical, tabular or computational nature.

Section 9 - Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

(c)   Exhibits  (executed copies):  The following  execution copies of Exhibits to the Form
      S-3 Registration Statement of the Registrant are hereby filed:

      99.1  Computational Materials
      99.2  Computational Materials
      99.3  Computational Materials
      99.4  Computational Materials
      99.5  Computational Materials
      99.6  Computational Materials
      99.7  Computational Materials
      99.8  Computational Materials
      99.9  Computational Materials
      99.10 Computational Materials
      99.11 Computational Materials
      99.12 Computational Materials
      99.13 Computational Materials
      99.14 Computational Materials
      99.15 Computational Materials
      99.16 Computational Materials
      99.17 Computational Materials

                                        SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly  caused this report to be signed on its behalf by the  undersigned  hereunto  duly authorized.

Dated:  October 27, 2004

                                    CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

                                    By:___/s/ John P. Graham
                                         Name:  John P. Graham
                                         Title:    Vice President

                                       Exhibit Index

Exhibit No. Description of Exhibit

      99.1  Computational Materials
      99.2  Computational Materials
      99.3  Computational Materials
      99.4  Computational Materials
      99.5  Computational Materials
      99.6  Computational Materials
      99.7  Computational Materials
      99.8  Computational Materials
      99.9  Computational Materials
      99.10 Computational Materials
      99.11 Computational Materials
      99.12 Computational Materials
      99.13 Computational Materials
      99.14 Computational Materials
      99.15 Computational Materials
      99.16 Computational Materials
      99.17 Computational Materials